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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 3, 2006

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

                 CANADA               001-32312              98-0442987
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     (State or other jurisdiction    (Commission         (I.R.S. Employer
          of incorporation)          File Number)       Identification No.)

    3399 Peachtree Road NE, Suite 1500, Atlanta, GA           30326
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        (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     The information disclosed under Item 5.02 is hereby incorporated by reference in this Item 1.01.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On April 3, 2006, Novelis Inc. (Novelis) announced in a press release that effective May 1, 2006, Arnaud de Weert will be appointed as president, Novelis Europe. Mr. de Weert will succeed Christopher Bark-Jones who will retire later this year.

     Mr. de Weert, age 42, was previously chief executive officer of Ontex, Europe's largest manufacturer of private label hygienic disposables. Prior to joining Ontex in 2004, Mr. de Weert was president, Europe, Middle East and Africa, for U.S.-based tools manufacturer, Stanley Works. From 1993 to 2001, he held executive roles with GE Power Controls in Europe, reaching the position of Vice President Sales and Marketing.

     Mr. de Weert entered into an employment agreement dated February 13, 2006, attached hereto as Exhibit 10.1. Pursuant to the agreement, Mr. de Weert will receive an annual base salary of (euro)400,000 and a sign-on bonus of
(euro)125,000. The employment agreement also provides that Mr. de Weert is eligible to receive short term incentive compensation and participate in any long term incentive plans based on business and individual performance. In addition, Mr. de Weert will be entitled to receive severance of 12 months base salary in the event his employment is involuntarily terminated, except for gross misconduct.

     Christopher Bark-Jones is retiring later this year following a 28-year career with Novelis and its former parent, Alcan Inc. Effective May 1, 2006, Mr. Bark-Jones will serve as a strategic advisor to the chief executive officer until his retirement.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

10.1 Employment Agreement between Novelis Inc. and Arnaud de Weert dated as of February 13, 2006

99.1    Novelis Inc. Press Release dated April 3, 2006

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        NOVELIS INC.
                                                        (Registrant)


Date:  April 3, 2006                                    /s/ DAVID KENNEDY
                                                        ------------------------
                                                        David Kennedy
                                                        Secretary

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